UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the filing of the registration statement on Form S-1 on February 9, 2024 (the “Registration Statement”) registering an offering of common stock of Prairie Operating Co. (the “Company”), the Company hereby incorporates by reference the disclosures from the Registration Statement set forth under the following captions:

●	“Cautionary Statement Regarding Forward-Looking Statements”
●	“Summary – The Company”
●	“Information About NRO”
●	“Regulation of the Oil and Natural Gas Industry”
●	“Description of the NRO Acquisition”
●	“Description of the Crypto Sale”
●	“Risk Factors”
●	“Beneficial Ownership of Securities”

The Company is also filing the report of Cawley, Gillespie & Associates, Inc. with respect to certain acquired assets of the Company set forth as Exhibit 99.1, which is incorporated herein by reference. The above referenced disclosures and Exhibit 99.1 are being filed hereto to update certain disclosures provided in the Company’s registration statement on Form S-1 (File No. 333-27274), registering the resale of certain securities, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each as filed with the Securities and Exchange Commission (the “SEC”), and as may be further updated by the Company’s Current Reports on Form 8-K. Capitalized terms used, but not defined, in the disclosures incorporated by reference herein shall have the same meaning as terms defined and included in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Report of Cawley, Gillespie & Associates, Inc., dated January 26, 2024, as to reserves of Prairie Operating Co. as of February 1, 2024 (incorporated by reference to Exhibit 99.3 of the Company’s Registration Statement on Form S-1, filed with the SEC on February 9, 2024).
104	Cover page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.
Date: February 9, 2023
	By:	/s/ Daniel T. Sweeney
Daniel T. Sweeney
General Counsel & Corporate Secretary